Exhibit 99.1

Astra Announces Spacecraft Engine Contract with Maxar Technologies

Astra propulsion systems to be used in Maxar’s PLEO spacecraft platforms

ALAMEDA, CA – October 11, 2022. Astra Space, Inc. (“Astra”) (Nasdaq: ASTR) announced that it has reached an agreement with Maxar Technologies (“Maxar”) (TSX:MAXR) to supply Astra Spacecraft EnginesTM. The propulsion systems will be used in Maxar’s proliferated low Earth orbit (LEO) spacecrafts, which support a wide variety of global coverage missions, including Earth observation, communications and national security.

Astra expects to begin delivery of its spacecraft engines in 2023.

“The Astra Spacecraft Engine’s flight heritage, high performance and high reliability were critical in our decision-making process as we prepare to deliver our spacecraft platforms to customers for their critical missions,” said Joe Foust, Maxar Vice President of Proliferated LEO Programs.

“We are pleased to support Maxar on their mission-critical spacecraft platform,” said Martin Attiq, Astra’s Chief Business Officer. “This agreement demonstrates continued momentum in our Space Products business and validates our Spacecraft Engine as a core technology supporting new constellations.”

# # #

About Astra
Astra’s mission is to improve life on Earth from space by creating a healthier and more connected planet. Today, Astra offers one of the lowest cost-per-launch dedicated orbital launch services of any operational launch provider in the world, and one of the industry’s first flight-proven electric propulsion systems for satellites, Astra Spacecraft EngineTM. Astra delivered its first commercial launch to low Earth orbit in 2021, making it the fastest company in history to reach this milestone, just five years after it was founded in 2016. Astra (NASDAQ: ASTR) was the first space launch company to be publicly traded on Nasdaq. Visit astra.com to learn more about Astra.

About Maxar Technologies

Maxar Technologies (NYSE:MAXR) (TSX:MAXR) is a provider of comprehensive space solutions and secure, precise, geospatial intelligence. We deliver disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Our unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost effectiveness. Maxar’s 4,400 team members in over 20 global locations are inspired to harness the potential of space to help our customers both create a better world. Maxar trades on the New York Stock Exchange and Toronto Stock Exchange as MAXR. For more information, visit www.maxar.com.

Safe Harbor Statement
Certain statements made in this press release are “forward-looking statements”. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the

Exhibit 99.1

current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) our failure to meet projected development and delivery targets, including as a result of the decisions of governmental authorities or other third parties not within our control; (ii) changes in applicable laws or regulations; (iii) the ability of the Astra to meet its financial and strategic goals, due to, among other things, competition; (iv) the ability of Astra to pursue a growth strategy and manage growth profitability; (v) the possibility that Astra may be adversely affected by other economic, business, and/or competitive factors; (vi) the effect of the COVID-19 pandemic on Astra and (vii) other risks and uncertainties described discussed from time to time in other reports and other public filings with the Securities and Exchange Commission, including our registration statements and quarterly reports.

Astra Media Contact:

Kati Dahm
press@astra.com

Astra Investor Contact:

Andrew Hsiung

investors@astra.com

Maxar Media Contact:

Kristin Carringer
kristin.carringer@maxar.com